EX-99.(c)


                SELIGMAN INVESTMENT GRADE FIXED INCOME FUND, INC.

              INCORPORATED UNDER THE LAWS OF THE STATE OF MARYLAND
    THIS CERTIFICATE IS TRANSFERABLE IN NEW YORK, NY OR RIDGEFIELD PARK, NJ

CERTIFICATE NUMBER      DATE             SHARES               ACCOUNT NUMBER
ZQ


                       SEE REVERSE FOR CERTAIN DEFINITIONS

COMMON STOCK                                        COMMON STOCK
PAR VALUE $.001                                     PAR VALUE $.001
PER SHARE                                           PER SHARE


THIS IS TO CERTIFY THAT                            CUSIP NUMBER 875436 10 3

IS THE OWNER OF

             FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF

SELIGMAN INVESTMENT GRADE FIXED INCOME FUND, INC. (hereinafter refereed to as the "Corporation") transferable on the books of said Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all of the provision of the Charter, as amended, of the Corporation (a copy of which Charter is on file with the Transfer Agent), to all of which the holder by acceptance hereof asserts. This Certificate is not valid until countersigned by the Secretary and registered by the Registrar.

     Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers of said Corporation.



/s/ William C. Morris             CORPORATE
-------------------------------   SEAL
   Chairman of the Board

Registered:                                COUNTERSIGNED:
Mellon Investor Services LLC               SELIGMAN INVESTMENT GRADE FIXED
REGISTRAR,                                 INCOME FUND, INC.


By                                         BY: /s/Frank J. Nasta
   --------------------------------            ---------------------------------
   AUTHORIZED OFFICER                          SECRETARY


                             (BACK OF CERTIFICATE)

     THE  CORPORATION  WILL  FURNISH  WITHOUT  CHARGE TO EACH  STOCKHOLDER  UPON
REQUEST TO SELIGMAN DATA CORP. AT THE ADDRESS BELOW, A FULL STATEMENT OF: (1) THE DESIGNATIONS AND ANY PREFERENCES, CONVERSION AND OTHER RIGHTS, VOTING POWERS, RESTRICTIONS, LIMITATIONS AS TO DIVIDENDS, QUALIFICATIONS, AND TERMS AND CONDITIONS OF REDEMPTIONOF THE STOCK OF EACH CLASS WHICH THE COPRORATION IS AUTHORIZED TO ISSUE; AND (2)(a) THE DIFFERENCES IN THE RELATIVE RIGHTS AND PREFERENCES BETWEEN THE SHARES OF EACH SERIES OF PREFERRED OR SPECIAL CLASS; (b) THE AUTHORITY OF THE BOARD OF DIRECTORS TO SET THE RELATIVE RIGHTS AND PREFERENCES OR SUBSEQUENT SERIES.

     THE FOLLOWING ABBREVIATIONS, WHEN USED IN THE INSCRIPTION ON THE FACE OF THIS CERTIFICATE, SHALL BE CONSTRUED AS THOUGH THEY WERE WRITTEN OUT IN FULL ACCORDING TO APPLICABLE LAWS OR REGULATIONS:

TEN COM - as tenants in common UNIF GIFT/TRANSF MIN ACT -      Custodian
                                                           (Cust)     (Minor)

TEN ENT - as tenants by the entireties under Uniform Gifts/Transfers to Minors

JT TEN - as joint tenants with right            Act
        of survivorship and not as                 --------------------------
         tenants in common                                 (State)

     Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, ______________ HEREBY SELL, ASSIGNA DN TRANSFER UNTO

   PLEASE INSERT TAXPAYER IDENTIFICATION
            STAMP OF ASSIGNEE
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PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE

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                                                        (_________)shares
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of the stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
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-------------------------------------------------------------------- attorney.
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated___________________________       Signature(s)___________________________
                                       NOTICE: THE SIGNATURE TO THIS ASSIGNMENT
SIGNATURE GUARANTEED BY:               MUST CORRESPOND WITH THE NAME AS WRITTEN
                                       UPON THE FACE OF THIS CERTIFICATE, IN
                                       EVERY PARTICULAR, WITHOUT ALTERATION OR
                                       ENLARGEMENT, OR ANY CHANGE WHATEVER.


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SIGNATURE  GUARANTEES  MUST BE BY A FIRM HAVING  MEMBERSHIP IN A PRINCIPAL STOCK
EXCHANGE OR BY AN OFFICER OF A COMMERCIAL BAK OR TRUST COMPANY.

                     DELIVERY FOR TRANSFER SHOULD BE MADE TO
      SELIGMAN DATA CORP., 100 PARK AVENUE, 2ND FLOOR, NEW YORK, NY 10017.